Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report of Kirkland’s, Inc. (the “Company”) on Form 10-K for the fiscal year ended January 28, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert E. Alderson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT E. ALDERSON
Robert E. Alderson
President and Chief Executive Officer

April 12, 2012